EXHIBIT 32.2

Certification of Chief Financial Officer
Pursuant To 18 U.S.C. Section 1350
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, J. David Darnell, Senior Vice President and Chief Financial Officer of INTAC International, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”) that to my knowledge on the date hereof:

(a)                                  The Quarterly Report on Form 10-Q of the Company for the three months ended December 31, 2005, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)                                 Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2006
/s/ J. DAVID DARNELL
J. David Darnell
Senior Vice President and Chief Financial Officer